Exhibit 99.2

INVESTOR PRESENTATION December 2021

This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Oaktree Acquisition Corp. II (“SPAC”) and Alvotech Holdings S.A. (together with its subsidiaries, the “Company”). The information contained herein does not purport to be all-inclusive and none of SPAC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither the Company nor SPAC has verified, or will verify, any part of this Presentation. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of SPAC, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of SPAC and the Company and is intended for the recipient hereof only. This investor presentation supersedes all previous investor presentations delivered in connection with the Business Combination. You should only refer to the information in this version of the investor presentation. Disclaimer Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or SPAC’s or the Company’s future financial or operating performance. For example, projections of future Revenue and Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SPAC and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against SPAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s final prospectus relating to its initial public offering dated September 16, 2020 or in other documents filed by SPAC with the SEC. There may be additional risks that neither SPAC nor the Company presently know or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Presentation. The Company and SPAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation. Only those particular representations and warranties of the Company or SPAC made in a definitive written agreement regarding the transaction (which will not contain any representation or warranty relating to this Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect. Non-GAAP Financial Measures This Presentation includes projections of certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company’s fiscal years 2021, 2025 and from 2025-2030. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. This presentation concerns drugs that are in development and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to the safety or effectiveness of any of the products in development, nor for any products which may have applications pending before the FDA. Any trademarks, servicemarks, trade names and copyrights of the Company and other companies contained in this Presentation are the property of their respective owners. Disclaimer Additional Information In connection with the proposed Business Combination, the parties intend to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of SPAC and a preliminary prospectus of the combined company, and after the registration statement is declared effective, SPAC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in (Cont’d) respect of the Business Combination. SPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about SPAC, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Oaktree Acquisition Corp. II, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. Participants in the Solicitation SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in SPAC’s final prospectus related to its initial public offering dated September 16, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Oaktree Acquisition Corp. II, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Company and SPAC reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the transaction at any time and without prior notice to the recipient or any other person or entity. The Company and SPAC also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by the Company, the SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that the Company, SPAC and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the transaction. None of the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted.

Oaktree Is A Compelling SPAC Partner For Alvotech Having Been A Long-Term Investor Long-term, High-conviction Partner in Oaktree › Strategic partner since initially investing in December 2018 › Deep understanding and familiarity with both the business and management team developed Dedicated Life Sciences Platform › Oaktree’s in-house Life Sciences Lending team provides industry-leading sector expertise and comprehensive due diligence › $1.8bn committed to life sciences spanning 24 transactions (1) World-class Institutional Platform with SPAC Experience › Global alternative asset manager with $153bn AUM, 1000+ FTEs, and 19 offices (2) › Deep SPAC experience across all facets of the product including sponsoring successful de-SPAC of Hims & Hers Oaktree Acquisition Corp. II Synergies Across the Oaktree Platform › With a global portfolio of assets and relationships, Oaktree is a value-added partner to Alvotech in their future growth and product expansion 4 1. Through June 30, 2021 2. As of March 31, 2021

Alvotech Is Founder Robert Wessman’s Third Platform In The Pharma Sector Robert Wessman Background Revenue Increase Under Wessman Leadership $ in millions Seasoned pharma executive that Past platforms that Current Platform have created billions in Alvotech has led 50+ strategic acquisitions in value and partnerships, and established operations in over 60 countries ~2,000 (4) 650+(5) 800+(6) around the globe Actavis CEO and Key Strategist: 1999 to 2008 (1) › Created global pharmaceutical company ultimately sold to Teva › Annual public returns of ~50% and equity value creation of ~$3Bn (2) › Launched 650 products and increased headcount from ~100 to ~11k Alvogen Executive Chairman and CEO: 2009 – Current › Transformed Alvogen from a small, regional CMO to a top 15 global generics player 14 35 30-60 › $700MM of equity value creation (270% increase) at last sale of Alvogen › Lotus Pharmaceuticals (Alvogen’s listed Asia business) annual shareholder return of ~12% and equity value creation of >$615MM since (1999 – 2008) (2009 – 2020) (2021E – 2025E) Alvogen’s majority stake acquisition (3) 1. Robert Wessman left his role at Actavis in September 2008 5 2. Represents CAGR based on share price of €0.05 as of 1/1/2000 and €1.075 offer price per Novator’s July 2007 acquisition of Actavis 3. Represents CAGR based on offer price of TWD 39.50 by Alvogen per December 2013 investment in Lotus, and Lotus share price of TWD 97.10 as of 11/16/2021 4. Reflects LTM 6/30/2007 revenue, prior to Actavis’ de-listing in August 2007 5. Includes run rate revenues from Alvotechs CEE business, which was sold to Zentiva in April of 2020. 6. Estimated risk adjusted revenue

Growth Platform Ready To Be Deployed Having Been Built Over 9 Years With ~$1 Billion Of Invested Capital (3) Build Foundation Commercial Readiness Deploy Platform (2013-2017) (2018-2020) (2021-2025+) ✓ Set 10-year platform vision ✓ Established global distribution • Existing pipeline matures and new partnerships programs started ✓ Global manufacturing and R&D functions built ✓ Filed first product with FDA/EMA • Manufacturing platform scales in Iceland ✓ Established China JV and completed in China ✓ Pipeline initiated ✓ Investors funding platform: • Global commercialization of 5+ products ✓ Investors funding platform: • Platform is expected to deliver substantial revenue and free cash flow, and is set up (1) for long-term growth (1) (1) Athos KG(2) 6 1. Indirect ownership through Alvogen’s investment in Alvotech. Vatera, is also known as Oikos Holdings. 2. Strüngmann Brothers (seed investor in BioNTech) family office 3. Includes pending equity investment by Alvogen

Alvotech: Compelling Platform Providing Pure-Play Access To The Rapidly Growing Biosimilar Market • Pioneers in biosimilar development with a track record of obtaining 1 PROVEN LEADERSHIP TEAM marketing authorization for 17 biosimilars and 8 biologics globally • Significant acceleration of originator biologic and biosimilar markets 2 SIGNIFICANT MARKET OPPORTUNITY (1) which are expected to reach ~$555Bn and ~$80Bn by 2026, respectively • End-to-end platform with differentiated R&D and manufacturing 3 PURPOSE-BUILT BIOSIMILAR PLATFORM capabilities; designed to maximize development success • Distribution partnerships with regional champions, including Teva (US), 4 GLOBAL COMMERCIAL PARTNER NETWORK (2) Stada (EU) and Fuji (JP); up to $1.15Bn in potential license fees • Seven differentiated biosimilars currently in development addressing 5 DIVERSE PIPELINE WITH SIGNIFICANT TAM (3) >$80Bn branded biologic opportunity; ability to commercialize globally • $800M+ of revenue at >60% EBITDA margins targeted by 2025; platform 6 ATTRACTIVE FINANCIAL PROFILE provides potential for sustained, long-term growth 7 1. Biologic market size per Evaluate Pharma; biosimilar market size per Frost & Sullivan 2. $1.15Bn in potential milestone revenues from existing partnerships. See slide 21 for more detail 3. Per EvaluatePharma, based on peak sales period range from 2021 – 2026 of pipeline products

PROVEN LEADERSHIP TEAM

Proven & Highly Experienced Management Team Having Successfully Developed 17 Biosimilars 20 20 20 15 20 MARK LEVICK, JOSEPH E. JOEL MORALES, ANIL OKAY, MING LI, Chief Executive MCCLELLAN, Chief Financial Chief Strategy Officer Chief Scientific Officer Commercial Officer 20 15 29 20 15 TANYA ZHAROV, SEAN GASKELL, REEM MALKI, PHILIP ANDREW ROBERTS, Deputy CEO Chief Technical Chief Quality Officer CARAMANICA, Chief Portfolio Officer Chief IP Counsel, Deputy General Counsel 9 Years of Experience Today’s Presenters

SIGNIFICANT MARKET OPPORTUNITY

Highly Aligned Social And Corporate Purpose Corporate Purpose Social Purpose Alvotech is dedicated to Alvotech aims to be the making patients’ lives leading supplier of better by improving access biosimilars globally to affordable biosimilar medicines and the Our corporate purpose is sustainability aligned with our social of healthcare systems purpose 11

Biologics Are Driving The Next Generation Of Treatments For Patients Biologics Overview Biologics • What is a biologic? • Large, complex molecules produced in a living system that treat medical conditions Treats chronic and otherwise difficult-to- Synthesis Living systems • treat diseases Uniformity Complex molecules Illustrative Size(2) >20,000 atoms • Why is it important? • Biologics are a highly efficacious class of Manufacturing Complex (requires handling of cell cultures and living products that are growing rapidly and organisms which leads to inherent variability) represent 40%+ of US pharma spend (2020) (1) Representative Medicines • Biologics are expensive and putting cost pressure on numerous healthcare 2020 % of Total US (1) 40%+ systems, forcing them to look for lower Pharma Spend cost solutions and/or limit access Biologics ’20-’26 12% Sales CAGR 12 Source: Biosimilars council “The Era of Biological Medicines”, EvaluatePharma 1. IQVIA institute report, “Biosimilars in the United States 2020 – 2024” 2. Size based on illustrative antibody size.

Biologic Approvals Are Increasing Rapidly, A Leading Indicator For The Biosimilar Opportunity Originator Biologics Market is Large and Growing Increasing US biologic medicine approvals… …is driving expectations for rapidly growing $ sales Number of FDA Approvals Total Global Biologics Market Size ($Bn) ’20A-’26E CAGR: 12% 2.3x increase: $555 ‘06 – ‘10 â†’ ‘16 – ‘20 60 ’14A-’20E CAGR: 8% $415 39 $288 $219 23 $178 2006-2010 2011-2015 2016-2020 ‘14A ‘17A ‘20A ‘23E ‘26E 13 Source: Evaluate Pharma. FDA.

Biosimilars Are Complex, Requiring Technical Know-How; However Are Cost-Effective Alternatives To Biologics Originator Biologics Biosimilar Biologic medicine that is highly similar to, and has Novel protein-based medicines that demonstrate Description no clinically meaningful differences from, a high levels of safety and specificity previously approved reference biologic Moderate-to-high Probability of Success Low (depending on development approach) Capital Requirements ~$2.6Bn+ (1) $100 – 200MM (2) (3) Development Timeline ~12 years (4) 6-9 years (2) (3) Premium pricing due to patent / market Greater cost-effectiveness creates competition Cost of Therapy exclusivity and generates savings to health systems Patient Access Typically limited by insurance coverage Provide improved patient access 14 1. Per PhRMA Org, www.phrma.org/en/Advocacy/Research-Development; “On average, it takes 10-15 years and costs $2.6 billion to develop one new medicine, including the cost of the many failures.” 2. Per company estimates, 6 – 9 years represents timeline for mAb biosimilar development 3. Per Deloitte, “Winning with biosimilars”; $100—$200MM in development costs and 8 – 10 year development timeline for biosimilars 4. Agbogbo, F.K., Ecker, D.M., Farrand, A. et al. Current perspectives on biosimilars. J Ind Microbiol Biotechnol 46, 1297–1311 (2019); reflects time to approval for originator biologics versus biosimilars

Biosimilars Are Entering A Period Of Substantial Growth As Early Biologics Lose Patent Protection Opportunity for Biosimilars to Expand Patient Access Biosimilars Adoption Growing Rapidly (3) • High price of biologic medicines is placing a significant cost burden on healthcare systems Total Global Biosimilar Market Size ($Bn) • As biosimilars become more prevalent, they can increase patient access and drive lower costs ’20E-’26E CAGR: 17% • Cost savings enabled by biosimilars are expected to exceed $79 $100 billion from 2020—2024 (1) Future Growth Significant Number of Biologic LoEs Pending (2) Expiration of Pre-2018 existing patented biologics 2018 2019 US market regulatory and 2020 adoption tailwinds $30 2021 Continued outsize 2022 biologic innovation 2023 2024 2025 2026 ‘20E ‘26E 15 Source: Company filings, IQVIA, Evaluate Pharma, NCBI, Frost & Sullivan. ARK 1. IQVIA institute report, “Biosimilars in the United States 2020 – 2024” 2. Represents patent expiry events in US / EU market for products with ~$1Bn+ annual sales., with the exception of Blincyto 3. Per Frost & Sullivan

PURPOSE-BUILT BIOSIMILAR PLATFORM GLOBAL COMMERCIAL PARTNER NETWORK

Strategically Developed Platform Designed To Maximize Quality, Cost Containment And Efficiency To Market PLATFORM ELEMENT ALVOTECH APPROACH Global end-to-end R&D platform spanning six locations with rigorous quality RESEARCH AND focus designed to de-risk development early and drive efficient advancement DEVELOPMENT through clinical trials and global regulatory approval and/or marketing authorization (1) Flexible and scalable manufacturing capabilities provide capacity to support MANUFACTURING existing pipeline and deliver global quality standards (2) Global network of commercial partnerships with regional leaders enables rapid COMMERCIAL commercialization of Alvotech’s products globally 1. End-to-end R&D encompasses biosimilar development activities from cell line development through finished product to enable global approval of biosimilar products. These capabilities 17 include pharmaceutical sciences (i.e., analytical, drug substance development (cell line, upstream, and downstream), drug product development, and pilot-scale manufacturing), translational medicine, combination product and device development, clinical development and operations, pharmacovigilance and clinical safety, global regulatory affairs, and technical innovation. 2. Assumes planned capacity expansion is implemented in 2022; costs for this are included in Alvotech’s financial guidance

R&D Process Designed To Optimize Development Outcomes, While Balancing Time And Cost Focus Approach • Prioritize analytical similarity early in programs to de-risk development programs Maximize • Rigorously align global development strategies with global regulatory authorities to Development Success minimize approval or marketing authorization risk • 250 person R&D team employs the same high-quality standards as originator biologics • Conduct efficient and streamlined clinical programs, with parallel studies for speed Drive when feasible Clinical Efficiency • Select a clinical study population and geography to enable speed of recruitment and execution • Develop to attain approval for all possible originator indications in major Broaden markets (US, EU, China, Japan and Canada) Market Opportunity • Pursue interchangeability approval in the U.S. where appropriate, e.g. for biologics treating chronic indications that are distributed via retail pharmacy channels 18

Extensive Manufacturing Capabilities Expands Addressable Market Key Features Technology & Capabilities • Approximately 140,000ft2 facility including drug substance capacity to support pipeline through 2030 (1) • Ongoing expansion project to add 135,000ft2 extension in early 2024 to expand ✓ Capacity and Scalability drug product capacity, warehousing and other operations • Commercial product manufacturing initiated, with existing inventory • China manufacturing facility (through CCHT JV (2)) expands global supply footprint • Differentiated capabilities including CHO and SP2/0 host cell lines ✓ Flexible Capabilities • Single use bioreactors for use with fed batch or perfusion processes • Aseptic fill/finish capabilities • GMP accredited quality standards ✓ Externally Validated Quality • 2 successful IMA/EMA inspections with clinical and commercial licenses issued • 4 commercial partner audits successfully completed 19 1. Assumes planned capacity expansion is implemented in 2022; costs for this are included in Alvotech’s financial guidance 2. China JV accounted for on an equity method basis; earnings and losses excluded from forecasts. Refer to appendix beginning on slide 58 for more information

Network Of High-Quality Regional Partners Provides Global Commercial Reach Alvotech’s Partner Partnered Territories Selection Criteria Strategic Positioning Track record of success in local market hared Risk Dynamic SVALBARD (NORWAY) GREENLAND Structurally aligned incentives Attractive Economics Upfront and ongoing milestones ALASKA (USA) ICELAND RUSSIA SWEDEN FINLAND offset R&D cost and risk FAROE ISLANDS NORWAY ESTONIA CANADA LATVIA DENMARK LITHUANIA IRELAND UNITED BELARUS KINGDOM NETHERLANDS POLAND BELGIUM GERMANY LUXEMBOURG CZECH REP UKRAINE SLOVAKIA KAZAKHSTAN FRANCE LIECHTENSTEIN AUSTRIA HUNGARY MOLDOVA SWITZERLANDSLOVENIA ROMANIA MONGOLIA Global Biologics Sales CROATIA SERBIA BULGARIA ITALY MONTENEGRO MACEDONIA UZBEKISTAN ALBANIA ARMENIA NORTH PORTUGAL SPAIN GREECE TURKEY AZERBAIJAN TURKMENISTAN KOREA (1) UNITED STATES OF AMERICA AZORES (PORTUGAL) JAPAN by Region MALTA KOREA SOUTH CHINA TUNISIA CYPRUS SYRIA AFGHANISTAN MADEIRA ISLAND (PORTUGAL) MOROCCO LEBANON IRAQ IRAN KASHMIR ISRAEL JORDAN CANARY ISLANDS (SPAIN) KUWAIT PAKISTAN ALGERIA LIBYA NEPAL EGYPT BHUTAN THE BAHAMAS WESTERN QATAR SHARAH UNITED TAIWAN SAUDI BANGLADESH MEXICO ARABIA EMIRATES ARAB ROW CUBA OMAN INDIA MYANMAR (BURMA) HAITI DOMINICAN LAOS MAURITANIA JAMAICA REPUBLIC PUERTO RICO (USA) China BELIZE SAINT KITTS AND NEVIS CAPE VERDE MALI NIGER CHAD ERITREA YEMEN HONDURAS THAILAND PHILIPPINES GUAM GUATEMALA SENEGAL 7% MONTSERRAT GUADELOUPE THE GAMBIA SUDAN ADAMAN AND EL SALVADOR NICARAGUA BURKINA NICOBAR CAMBODIAVIETNAM DOMINICA GUINEA-BISSAU DJIBOUTI 3% SAINT VINCENT MARTINIQUE GUINEA FASO BENIN ISLANDS (INDIA) SAN JOSE PANAMA TRINIDAD BARBADOS AND TOBAGO NIGERIA SRI VENEZUELA SIERRA LEONE DIVOIRE COTE TOGO CENTRAL ETHIOPIA LIBERIA GHANA AFRICAN LANKA GUYANA CAMEROON Japan FRENCH GUIANA REPUBLIC SOMALIA MALAYSIA COLOMBIA SURINAME BIOKO (EQUATORIAL GUINEA) EQUATORIAL GUINEA UGANDA GALAPAGOS SAO TOME KENYA ECUADOR GABON DEMOCRATIC 5% CONGO REPUBLIC RWANDA OF THE CONGO BURUNDI INDONESIA CABINDA (PROVINCE) NEW PAPUA BRAZIL TANZANIA SEYCHELLES GUINEA SOLOMON ISLANDS PERU COMOROS ANGOLA MALAWI MAYOTTE (FRANCE) ZAMBIA BOLIVIA VANUATU FIJI ZIMBABWE MOZAMBIQUE MADAGASCAR MAURITIUS NAMIBIA BOTSWANA REUNION AUSTRALIA Europe PARAGUAY NEW CALEDONIA (FRANCE) CHILE SWAZILAND LESOTHO 24% USA ARGENTINA URUGUAY SOUTH AFRICA 61% KERGUELEN ISLAND (FRANCE) (AUSTRALIA) TASMANIA NEW ZEALAND HEARD ISLAND (AUSTRALIA) FALKLAND ISLANDS (UK) SOUTH GEORGIA (UK) 20 1. 2020A per IQVIA

Key Regional Partners Have Committed Up To $1.15Bn In Potential License Fees ($950MM Outstanding) 2020A Licensed Alvotech Geographic 2020A Licensed Alvotech Geographic Partner Partner Partner Rev Products Rights Partner Rev Products Rights Australia, New $2.7Bn (1) 5 Zealand, South Africa USA $16.7Bn 5 US APAC Taiwan, Malaysia, (1) Singapore, $12.1Bn 7 Cambodia & Indonesia EU $3.7Bn (1) 7 EU $0.1Bn 5 Israel MENA Private 3 Various (2) CHINA Private 7 China Private 3 Turkey Private 5 Argentina Private 1 Various (3) Japan $0.3Bn (1) 4 Japan America Private 1 Brazil South Private 1 Chile Canada Private 5 Canada Private 3 LatAm 21 Source: Company filings 1. Exchange rate data as of 12/31/2020 2. Partner to Alvotech JV with CCHT. Refer to appendix beginning on slide 58 for more information. 3. Geographic rights in 14 countries

DIVERSE PIPELINE WITH SIGNIFICANT TAM

Strategically Constructed Pipeline Of Biosimilars Representing $80Bn+ TAM Alvotech’s Current Biosimilar Pipeline – Global Peak Branded Sales of Originator Branded Biologics $30.0Bn $82.2Bn $3.8Bn $52.2Bn $6.6Bn Future Growth $10.1Bn $10.6Bn Market growth Additional internal $21.1Bn programs -platform enables 1-2 new R&D programs every 12-18 months Total Peak AVT16 / Total Peak Adalimumab / Ustekinumab / Aflibercept / Denosumab / Golimumab / Sales AVT33 Sales Biosimilar In-licensing AVT02 AVT04 AVT06 AVT03 AVT05 Addressed by (Undisclosed Addressed by Disclosed for competitive Development opportunities Products reasons) Pipeline Branded Biologic Oncology, Oncology, Therapeutic Area Immunology Immunology Ophthalmology Immunology Osteoporosis Immunology Filing (1) Sept 2020 2022 2023 2023 2023 2026+ Interchangeability Strategy SP2/0 Host Line 23 Source: Evaluate Pharma Note: Peak sales period range from 2021 – 2026 1. Submission of dossier, filing and/or approval timing may vary among jurisdictions. Estimate reflects timing of first approval. Regulatory processes are lengthy, time consuming and inherently unpredictable and may be delayed for reasons beyond our control. Note, future filing dates are estimates. See slide 62 for more information

Current Pipeline Addresses Three Therapeutic Areas With Multiple Filings Expected By The End Of 2023 Reference Therapeutic (1) Next Expected Program Pre-clinical Clinical Filing Recent Updates Product Area Catalyst AVT02 AVT02 (high 4Q 2021 (high concentration formulation) Humira® Immunology Sept 2020 concentration (Initial Approval)(1) FDA Deferred Action to COVID • due related formulation) inspection timing; application otherwise 2H 2022 satisfies requirements for approval(1)(2) AVT04 Stelara® Immunology 2022 (Clinical result) • EMA/Positive CHMP(3) Opinion (Sept ‘21) 1H 2022 • Switching study (SS) supporting AVT06 Eylea® Ophthalmology 2023 (Clinical initiation) interchangeability data shows bioequivalence and no clinically meaningful Prolia® / Immunology 1H 2022 differences AVT03 ® 2023 Xgeva /Oncology (Clinical initiation) • SwissMedic (submitted Oct ‘20), BGTD(4) 2H 2022 (Canada) (submitted Dec ‘20) AVT05 Simponi® Immunology 2023 (Clinical initiation) • Over 1,500 subjects evaluated in clinical trials AVT04 AVT16 Undisclosed Immunology Studies initiated for pharmacokinetics, safety and efficacy study of AVT04 to EU approved AVT33 Undisclosed Oncology and US licensed Stelara® 24 1. Submission of dossier, filing and/or approval timing may vary among jurisdictions. Estimate reflects timing of first approval. Regulatory processes are lengthy, time consuming and inherently unpredictable and may be delayed for reasons beyond our control. Note, future filing dates are estimates. See slide 62 for more information 2. Guidance for Industry; Manufacturing, Supply Chain, and Drug and Biological Product Inspections During COVID-19 Public Health Emergency Questions and Answers; Updated May 17, 2021 3. Committee for Medicinal Products for Human Use 4. Biologics and Genetic Therapies Directorate

AVT02: Multiple Points Of Differentiation, Including High Concentration And Potential Interchangeability Alvotech Program AVT02 HUMIRA® TRx by Concentration Branded Biologic Humira® Alvotech (Generic Name) (Adalimumab) is one of two addressing 80% Therapeutic Area Immunology of market Originator Sales $21.1Bn (1) EMA; Positive CHMP(2) Opinion Development Status US; Deferred Action due to COVID related inspection timing; application otherwise satisfies All other requirements for approval(3)(4) adalimumab biosimilars • High Concentration: One of two biosimilars in submission for the high concentration Program (100mg/ml), citrate-free formulation of Humira® (5) Differentiation • Interchangeability: Only high-concentration product to successfully conduct switching study supporting interchangeability (5) Select Commercial Teva (US), Stada (EU), 100mg/ml 50mg/ml Partners JAMP (Canada), YRPG (China) Source: IQVIA NSP 1. Per EvaluatePharma, originator sales based on peak sales period range from 2021 – 2026. 2. Committee for Medicinal Products for Human Use 25 3. Guidance for Industry; Manufacturing, Supply Chain, and Drug and Biological Product Inspections During COVID-19 Public Health Emergency Questions and Answers; Updated May 17, 2021 4. Approval timing may vary among jurisdictions. Estimate reflects timing of first approval. Regulatory processes are lengthy, time consuming and inherently unpredictable and may be delayed for reasons beyond our control. See slide 62 for more information 5. Based on publicly available information

AVT04: Rapidly Growing Product Ripe For Biosimilar Entry Due To High Price Point Alvotech AVT04 Historical and Projected Stelara® Sales ($Bn) Program Branded Biologic Stelara® (Generic Name) (Ustekinumab) Stelara® Annual Cost of Treatment: $144,000(2) $9.5 Therapeutic Area Immunology ’17A-’21E CAGR: 24% $7.9 Originator Sales $10.6Bn (1) $6.4 Development PK, safety and efficacy studies initiated Status $5.2 Next Catalyst 2H 2022: Clinical result $4.0 Program • SP2/0 Host Line: Manufactured using Differentiation same host cell line as Stelara® Select Teva (US), Stada (EU), JAMP (Canada), Commercial YRPG (China), Fuji (Japan) Partners ‘17A ‘18A ‘19A ‘20A ‘21E 26 Source: J&J filings; EvaluatePharma Notes: 1. Per EvaluatePharma; based on peak sales period range from 2021 – 2026 2. Reflects 2021 WHS price in the US

Broader Product Pipeline Is Attractive And Will Be Supplemented By Additional In-Licensing Alvotech AVT03 AVT05 AVT06 AVT16 / AVT33 Program Branded Biologic Undisclosed Generic Name Denosumab Golimumab Aflibercept Undisclosed Immunology & Therapeutic Area Oncology Immunology Ophthalmology Oncology Originator Sales (1) $6.6Bn $3.8Bn $10.1Bn $30Bn+ total Development Preclinical Preclinical Stage Expected Filing (2) 2023 2023 2023 2026+ Program Novel formulation Only known SP2/0 Developing vial and PFS Not disclosed for Differentiation High titer, low COGS cell-line based program presentations competitive reasons 1. Per EvaluatePharma; originator sales based on peak sales period range from 2021 – 2026 27 2. Submission of dossier, filing and/or approval timing may vary among jurisdictions. Estimate reflects timing of first approval. Regulatory processes are lengthy, time consuming and inherently unpredictable and may be delayed for reasons beyond our control. Note, future filing dates are estimates. See slide 62 for more information

ATTRACTIVE FINANCIAL PROFILE

Financial Forecast Overview Overview Basis of • All financials are presented on an International Financial Reporting Standards (IFRS) basis of accounting Presentation • Detailed product-level in-market revenue build based on estimated penetration and pricing discount relative to originators Risk Adjusted Product • Alvotech generally receives ~40% of in-market revenues from commercial partnerships in addition to milestone revenues Revenue under existing agreement terms Risk Adjusted Milestone • Ongoing milestone revenues triggered as products progress through clinical development and regulatory approvals Revenue • Probability of success assumptions reflect Alvotech’s highly rigorous approach to biosimilar development Risk Adjustments (1)—Clinical stage programs: 85-100% , pre-clinical programs: 75-85% • Bottoms-up COGS projections based on manufacturing capabilities and product forecasts Operating • OpEx primarily driven by R&D costs, which are forecasted on a project-by-project basis Expenses • Conservative growth and cost assumptions supported by existing manufacturing infrastructure and footprint Cash Flow • CapEx forecast supports manufacturing of current pipeline plan through 2030 29 1. Includes programs under regulatory review

Attractive Revenue Potential As Products Commercialize Risk Adjusted Revenue Commentary $ in millions 2021-2025 • Milestones: ongoing payments Long-term from commercial partners that help growth offset R&D costs potential High single digit • Programs: 5 launched products growth expected by 2025 in >60 countries Pre-clinical Additional Revenue Opportunities Programs $800+ Clinical Beyond the Financial Forecast Programs • Interchangeability upside from existing pipeline programs • Revenues from additional R&D programs, as well as associated Milestones milestones $30—$60 • In-licensing of external programs 2021E 2025E 2030E 30

Leverageable Business Model Designed To Produce Attractive Margins That Can Expand As The Platform Scales Illustrative Adjusted EBITDA Potential Commentary $ in millions Margin Profile Enabled by: Long-term • Portfolio selection focus on high dollar and value reference products margin potential • Milestone revenues, at 100% gross Growth as revenues and margin, offset R&D costs platform scale • Infrastructure-light model enabled by commercial partnerships >60% Margin • Operating efficiency through strategically co-located R&D and manufacturing Additional Opportunities Beyond the Financial Forecast • Earnings from China JV (1) 2021E 2025E 2030E ($150) – ($200) 31 1. China JV accounted for on an equity method basis; earnings and losses excluded from forecasts. Refer to appendix beginning on slide 58 for more information

Financial Guidance Summary (Risk Adjusted) 2021E 2025E – 2030E $ millions Product Revenue (1) 0 85% of total revenue Milestone Revenue (1) $30 – $60 15% of total revenue (Cumulative $550MM+ from ’22E – ‘25E) (1) High single-digit Total Alvotech Revenue $30 – $60 $800+ revenue growth COGS (2) N.A. ~15% of revenues R&D (2) (190) – (210) 15 – 20% of revenues G&A(3) (35) – (45) 4 – 6% of revenues Adj. EBITDA ($150) – ($200) >60% Margin Dollar and margin growth CapEx (4) 35 – 45 <10 (Ongoing maintenance spend) Taxes 20% (5) 20% (5) 1. Revenues represent risk adjusted revenues 32 2. 2021E R&D includes pre-commercial manufacturing costs of $35MM—$45MM 3. Excludes any one-time transaction related costs 4. 2022 – 2024 projected cumulative CapEx spend of $60MM+, excluding an anticipated $30—$40MM equity contribution to the China JV. Refer to appendix beginning on slide 58 for more information 5. Post utilization of NOLs; 2021E expected NOL balance of ~$850MM

Additional Opportunities Beyond The Financial Forecast Conservative Baseline Projections Omit Numerous Opportunities For Upside Interchangeability Earnings Revenue from In-licensing of upside from contribution additional R&D external existing pipeline from China joint programs as programs venture pipeline expands with CCHT(1) 33 1. China JV accounted for on an equity method basis; earnings and losses excluded from forecasts. Refer to appendix beginning on slide 58 for more information

TRANSACTION SUMMARY

Highly Aligned Transaction Structure With 100% Rollover By Existing Shareholders Transaction Overview Illustrative Pro Forma Valuation ($mm) • Oaktree Acquisition Corp. II (NYSE: “OACB”) to combine with Alvotech at an Share Price $10.00 implied $1.8 billion pre-money equity value and a $2.25 billion pro forma EV OACB sponsor to retain 5 0mm founder shares and defer an additional 1.25mm Pro Forma Shares Outstanding (2) 226.0 • . founder shares (20%) into an earn-out, vesting evenly at share price hurdles of Equity Value $2,260 $12.50 and $15.00 • Seller earn-out of 38.33mm shares vesting evenly at share price hurdles of $15.00 (+) Target Net Debt (4) $394 and $20.00 • Assuming no redemptions, the transaction is expected to deliver in excess of (-) Cash from Transaction ($404) $450 million of gross proceeds to fund product development and future growth, providing runway to become free cash flow positive Pro Forma Enterprise Value $2,250 • Existing shareholders of Alvotech to roll 100% of holdings and maintain ~80% ownership in the combined company Sources of Funds ($mm) Uses of Funds ($mm) Pro Forma Ownership (2) Cash to Balance 11% OACB Cash in Trust (1) $250 $404 7% Sheet 2% Sellers’ Rollover Equity PIPE Investment Transaction Fees & $154 $50 OACB Public Shareholders Proceeds Expenses Existing Shareholder PIPE Investors (3) $50 Investment Sponsor Shares Total Cash Sources $454 Total Cash Uses $454 80% 1. Approximate estimate 2. Assumes no redemptions. Share count includes 180.6mm seller rollover shares, 25.0mm OACB public shares, 15.4mm PIPE shares and 5.0mm sponsor shares. Excludes impact of ~6.3 million OACB public warrants, ~4.7 million private placement 35 warrants, 1.25mm sponsor earn-out shares and 38.33mm seller earn-out shares 3. Represents a pending equity investment by Alvogen which is expected to be funded by YE2021, and which is reflected in the Company’s $1.8Bn pre-money valuation 4. Based on net debt estimates for 11/15/21, comprising of $35mm cash and pro forma debt of $429mm (which reflects conversion of outstanding convertible instruments upon the closing of this transaction). Alvogen is expected to make a $50mm equity investment in Alvotech by YE2021, which combined with the Company’s current cash balance provides runway into 1Q22. In addition, to the extent that Alvotech requires further financing prior to closing of the business combination to operate in the ordinary course, certain of Alvotech’s shareholders have agreed to undertake all actions necessary to consummate additional financing required ahead of transaction closing, by securing additional equity investments and/or securing up to $50mm of debt financing. Any additional equity financing provided to Alvotech between transaction announcement and closing will not dilute the OACB or PIPE investors. See slide 62 (Risk Factors) for more information

Well-Positioned, Pure-Play Biosimilars Platform Adjacent, Less Comparable Most Comparable Listing Location (1) US India US / Iceland South Korea South Korea Structure Public Subsidiary Public (2) Public JV Primary Biosimilar Focus Biosimilars R&D Biosimilar Manufacturing Global Reach Current regulated markets portfolio Strategy shift away Well positioned as a Well regarded global include limited mAb Primary focus is CDMO from development and pure play biosimilar player that has products, Co- but many similar Comparison to Alvotech towards direct sales & with manufacturing additional scale development for characteristics and marketing; domestic capabilities and global relative to Alvotech majority of Biosimilars capabilities to Alvotech only with no mftg. reach today with Viatris/Sandoz, CDMO services Other: Branded focused players Other: Generics focused players Primary focus on branded medicines; Biogen/Organon Primary focus on small molecule generic medicines exposure limited to sales and marketing partnerships 36 1. Relates to parent company listing 2. Pending closing of the contemplated transaction

Well-Positioned, Pure-Play Biosimilars Platform (Cont’d) Key Pure-Play Listed Comparable (3) (4) (Parent) 82.2    (1) rentBn) 61.9 68.7 $ 46.4 52.2 Cur( –eline 21.7 (2) TAM Pip Total Enterprise Value ($Bn) $1.5 $6.4 $2.3 (6) $25.7 $45.5 (5) EV / NTM EBITDA N/M (7) 20.4x N/A 26.3x 68.2x ancial trics ’21E – ’25E Revenue CAGR 28% N/A >90% 19% 13% Fin Me 2025E Gross Margin 90% N/A ~85% N/A 47% 2025E Adj. EBITDA Margin 19% N/A >60% 47% 55% # of Employees 310 13,500+ ~645 ~1,950 3,400+ rational trics # of Manufacturing Sites 0 3 (8) 2 3 3 Me Global Commercial Reach Ope 2 120+ 60+ 90+ Undisclosed (9) (Countries) 1. Figures based on peak WW biologic sales from 2021-2026 per Evaluate Pharma based on publicly disclosed product portfolios 2. TAM based on peak US biologic sales from 2021-2026 per Evaluate Pharma based on publicly disclosed product portfolios 3. TAM based on Biocon Biologics products and pipeline excluding recombinant human insulin; financial and operational metrics based on parent company Biocon 4. TAM based on Samsung Bioepis products and pipeline through its JV with Biogen; financial and operational metrics based on parent company Samsung Biologics 5. Projections and market data per CapIQ and Refinitiv as of 11/16/2021 37 6. Based on illustrative share price of $10.00, pro forma shares outstanding of 226.0MM and pro forma estimated net cash of $10MM as of 11/15/2021 (inclusive of $404MM of expected net proceeds from the transaction, assuming no redemptions) 7. Coherus NTM EBITDA of ($44MM) 8. Represents biosimilar sites Undisclosed Programs 9. Samsung Bioepis has global commercial partnerships with Biogen and Merck; Merck’s global reach spans 140+ countries

Transaction Represents An Attractive Entry Point Transaction Value Today Illustrative Current Value Illustrative Future Value ($Bn) Meaningful upside potential from $9.6 transaction value and illustrative current value $7.2 Current EV represents ~45-60% discount to illustrative current $5.6 value $4.2 $2.3 Current Transaction Illustrative Current Illustrative Future Alvotech EV (1) Alvotech EV Alvotech EV Post-Money EV of Illustrative Future EV discounted Assumes a 15-20x NTM EBITDA contemplated SPAC back to December 31, 2021 multiple to Alvotech’s 2025E Adj. transaction assuming a 20% rate of return to EBITDA to calculate potential imply an illustrative current value Alvotech EV at YE2024 Note: The potential returns set forth on this slide are illustrative only, and are based on the assumptions described, and there can be no assurance that they will be achieved. You should not place undue reliance 38 on the information presented. If the assumptions on which these illustrations are based prove to be incorrect, your actual returns may be different. 1. Based on pre-money equity value of $1.8 billion. Assumes no redemptions. Share count includes 180.6mm seller rollover shares, 25.0mm OACB public shares, 15.4mm PIPE shares and 5.0mm sponsor shares. Pro forma estimated net cash of $10mm as of 11/15/21 (inclusive of $404MM of expected net proceeds from the transaction, assuming no redemptions). Excludes impact of ~6.3 million OACB public warrants, ~4.7 million private placement warrants, 1.25mm sponsor earn-out shares and 38.33mm seller earn-out shares.

Alvotech: A Differentiated Global Biosimilars Company 1 PROVEN LEADERSHIP TEAM 2 SIGNIFICANT MARKET OPPORTUNITY 3 PURPOSE-BUILT BIOSIMILAR PLATFORM 4 GLOBAL COMMERCIAL PARTNER NETWORK 5 DIVERSE PIPELINE WITH SIGNIFICANT TAM 6 ATTRACTIVE FINANCIAL PROFILE 39

APPENDIX SELECT MANAGEMENT TEAM BIOGRAPHIES

Highly Experienced Leadership Team 20 20 20 15 20 MARK LEVICK, JOSEPH E. JOEL MORALES, ANIL OKAY, MING LI, Chief Executive MCCLELLAN, Chief Financial Chief Chief Strategy Officer Chief Scientific Officer Commercial Officer Officer Officer • 20 years of industry • 20 years of industry • 20 years of industry • 15 years of industry • 20 years of industry experience experience experience experience experience • Career history • Career history • Career history • Career history • Career history 3 years at Alvogen 10 years at Alvogen – 11 years at Novartis (Head of (General Manager of B2B Corporate 17 years at Pfizer / Wyeth 2 years at Alvogen, Chief Biologics) & Sandoz (Head of Business and Business Development/Finance and (Global Head of Biosimilars Financial Officer Biopharmaceutical Development) M&A Development) Development) at Par/Endo Intl., 3 years 6 years at Richter/Helm JV 5 years at Actavis – Project 8 years at GlaxoSmithKline Development of 8+ biosimilar Generic Business CFO & for Biologics (Head of management and (Head of Biopharmaceutical medicines, including Global Operations Global Licensing) operational excellence –Translational Medicines) approvals for 7 unique 7 years at Abdi Ibrahim Operations and Quality Served as medical reviewer at 7 years at Merck & Co., molecules in US, EU, and/or (Head of International 2 years at Alpharma – Quality UK Medicines and Healthcare Corporate Strategy and Markets) Japan 3 years at Cardinal Health Products Regulatory Agency Business Development 1 year at Sanofi (BD (currently Catalent) – & European Medicines • B.A. in Chemistry from College 3 years at Schering Manager) Plough, Peptide/Protein Agency of the Holy Cross (MA) International Finance and 1,000+ transactions with pharmaceutics Specialist physician in over $20bn deal value Executed over $2.5Bn in debt • PhD in Chemistry from the Global Controller’s Group hospital practice in UK and track record financing transactions and University of Florida KPMG LLP Australia 6 years at • Dual BSc. in Computer over $4Bn in sell/buy side Development of 9+ biosimilar • Postdoctoral fellowship at Engineering & Business M&A transactions • B.S. Accounting from Rutgers medicines including approval Boston University School of Administration from Vienna • B.S. Chemistry, North Carolina University of 5+ biosimilar medicines in Medicine Technical University State University US and EU • CPA Licensure, NJ • MBA from Vienna Economy • Lean Six Sigma Blackbelt • MD from University of • MBA from Northeastern University Newcastle, Australia University • PhD in vaccine development from University of Cambridge 41 Years of Experience Today’s Presenters

Highly Experienced Leadership Team (Cont’d) 20 15 29 20 15 PHILIP TANYA ZHAROV, SEAN GASKELL, REEM MALKI CARAMANICA, ANDREW ROBERTS, Deputy CEO Chief Technical Chief Quality Chief Portfolio Officer Officer Chief IP Counsel, Officer Deputy General Counsel • 20 years of industry • 15 years of industry • 29 years of industry • 20 years of industry experience • 15 years of industry experience experience experience experience Career history • Career history history • Career history Career history - 3.5 years at Alvotech – Head of—1 years at Sandoz – Senior • Career - 2 years at AveXis. Inc – VP • IP and Legal Global Head responsible for —4 years as deputy CEO and of manufacturing—14 years at Mylan, Head of—2.5 years at Sandoz – Senior securing global regulatory operation and site head Patent Counsel leading IP approval for 7 biosimilars Compliance Officer deCODE Global Quality Operations, —12 years at Novartis strategy and implementation—3 years at Novartis – Global genetics (a subsidiary of Affiliates and Third Party TechOps across 4 efforts, notably including Program Head focusing on Amgen) 8 at Andrx countries—years conceiving and driving the security regulatory approval, —8 years with an Icelandic—Led the clinical to Pharmaceutical, Inc – successful “patent dance” and market access and leading financial services company as commercial Director of Quality Control “notice of commercial portfolio and alliance strategy founding partner, general transformation of 2 and Director of Quality marketing” legal strategy that—1 years at Novartis counsel and deputy CEO facilities Investigations and CAPA was validated by the U.S. International – Chairman’s • BSc with first class honors in Supreme Court in 2017 office—8 years as Corporate Counsel chemistry, a PhD in organic - 1 year Zymark Corporation – years at Novartis —8 years at Synthon – Senior—5 Institute for and Board Secretary of chemistry from Technical Representative Patent Attorney and Head of Biomedical Research – Clinical deCODE genetics, Loughborough University, 6 years IP Biotechnology (including business strategy—at Wyeth-Ayerst completing an IPO on UK, and a diploma in the strategy for Synthon’s—3 years at Biogen – Clinical Pharmaceuticals – Scientific NASDAQ and several public industrial studies biosimilar trastuzumab and its trials roles financing rounds successful partnering with—4 years at Pennington • B.S. Chemistry from the Amgen/Watson) Biomedical Research Center –—Tax partner PWC University of Maine • J.D. from George Mason Clinical research • Lawyer from the University of University Law School • B.S. Biological Science, and Iceland • M.S. in Biotechnology from Master of Science from Johns Hopkins University Louisiana State University • European Patent Attorney • B.S. in Biology from Penn State • EMBA from INSEAD University 42 Years of Experience Today’s Presenters

APPENDIX BIOSIMILAR BACKGROUND INFORMATION

Biosimilars Are Highly Comparable To Biologics, An Important Class Of Medicine BIOLOGIC BIOSIMILAR Development Path • Proof of quality and analytical similarity • Pharmacokinetic bioequivalence • Clinical data showing comparable safety and efficacy • Support pharmacy substitution and interchangeability in US • Large, complex molecules, that are used to diagnose, • Highly similar to their authorized, originator (reference) prevent, treat, and cure diseases and medical biologic products, with no clinically meaningful differences conditions • Typically have the same amino acid sequence • May be produced through biotechnology in a living • Held to same high-quality standards as reference products system, such as an animal cell, often more difficult to • Must demonstrate totality of evidence with respect to characterize than small molecule drugs physiochemical characteristics, biologic activity, pharmacokinetics, and clinical safety and efficacy • Rigorous regulatory approval process, with a stepwise approach • Enables expanded patient access and lower costs to biologics 44 Source: Weise M, et al. Nat Biotechnol. 2011;29(8):690-693..

Regulatory Definition Of Biosimilars A biosimilar is a biologic medicinal product that contains a version of the active substance of an already authorized original biologic medicinal product (reference medicinal product). A biosimilar demonstrates similarity to the reference medicinal product in terms of quality characteristics, biologic activity, safety, and efficacy based on a comprehensive comparability exercise. Committee for Medicinal Products for Human Use. Guideline on similar biologic medicinal products. CHMP/437/04 Rev 1, 23 October 2014 Biosimilarity means “that the biologic product is highly similar to the reference product notwithstanding minor differences in clinically inactive components” and that “there are no clinically meaningful differences between the biologic product and the reference product in terms of the safety, purity, and potency of the product” US Food and Drug Administration. Guidance for Industry. Biosimilars: questions and answers regarding implementation of the biopharmaceutical Price Competition and Innovation Act of 2009. Department of Health & Human Services, 2012. 45

Key Stages And Milestones Of Biosimilar Development 1 2 3 4 Early Phase Pre-Clinical Manufacturing / Analytics-Development Submission Development LCM Project Selection Pilot & GMP Mfg. PK/PD Study & Approval Launch Post Approval& Cell Line Process Confirmatory Patient Study • Project selection criteria include • Confirm high quality drug • Execute PK study to demonstrate PK • Preparation & submission of originator value, longevity and substance and drug similarity of candidate to global a globally vetted, high technical considerations product manufacturing reference products (i.e. both US and quality dossier • Vital to establish manufacturing EU) • Focus on garnering first-• Scale-up manufacturing process, delivering highly similar to commercial scale at • Execute global, confirmatory clinical pass approval based on: product to the originator commercial site efficacy and safety study to—Totality of evidence • Achieve analytical demonstrate no clinically meaningful for the CMC and • Manufacture product with differences (structure/function) similarity, clinical data high degree of analytical which is key for biosimilarity and is • Complete manufacturing process—Extrapolation principles similarity to the originator the development priority characterization and validation to attain the full label • Key sub-phases are cell line • Engage with global • Completion of analytical similarity of the originator development followed by process regulatory authorities on assessment occurs in parallel with development strategy to—Overall quality development clinical study execution to enable demonstrated during meet all intended markets timely dossier submission • Key process development development of the milestones: • Execute nonclinical study, • Activities completed to meet the biosimilar medicine - Selection of lead clone if required needs of all intended markets for establishment of biosimilarity - Drug substance manufacturing process lock- Selection of drug product formulation and process 46

Interchangeability May Enhance Speed Of Biosimilar Adoption And Growth › Interchangeable designation in the US allows for substitution without authorization by the prescribing physician(1) – Pharmacists can substitute the interchangeable biosimilar for the originator without approval – Interchangeability is most important for pharmacy-distributed medicines, e.g. for the treatment of chronic diseases › Interchangeable biosimilars must produce the same clinical result as the originator (branded biologic) without additional safety risk or loss of efficacy from switching – Designation usually requires an additional clinical study › First approved interchangeable biosimilar to an originator is granted exclusivity after commercial product launch › Alvotech plans to pursue interchangeability designations where appropriate for its development programs 47 Source: fda.gov 1. Section 351(i)(3) of the PHS Act.

APPENDIX CLINICAL PROGRAM AND CAPABILITIES DETAIL

Rigorous Approach To Strategically Constructing An Attractive Biosimilar Portfolio Alvotech Portfolio Selection Criteria Launch Timing › Potential to be in the first wave of launches Launch › Focus on constructing balanced portfolio Timing Fit in Alvotech › Volume/price ratio is carefully assessed Portfolio › Leverage differentiated SP2/0 and perfusion Fit with Platform manufacturing capabilities Competitive › Detailed and ongoing evaluation of competitive Competitive Landscape landscape (both from biosimilars and originator) Landscape › Seek opportunities where a level of differentiation can be applied Differentiation Differentiation › Includes interchangeability, cell line selection and delivery device Feasibility and Cost Development › Technical, clinical, IP and regulatory assessments Feasibility & › Cost and time analysis for CMC and clinical Partners Cost › Interchangeability sought where applicable › Integrate commercial partners‘ views into decision Partners Development Target making 49

AVT02: Global program included 1500+ subjects Subjects (1) Study Overview Milestones Enrolled • 3-arm parallel study of AVT02 compared to EU-Humira® and • Enrollment completed in December 2019 PK Similarity Study 390 US-Humira® in healthy adult subjects • Study met its primary endpoints for all establishing • Primary endpoints: AUCinf, AUC0-t and Cmax bioequivalence with Humira • 2-arm study to compare the efficacy, safety and • Study recruitment started in February 2019 Comparative ® immunogenicity of AVT02 vs. Humira in patients • Completed enrollment in July 2019 Confirmatory Efficacy 412 • Primary efficacy endpoint: Psoriasis Area and Severity Index • Study met its primary efficacy endpoint with no meaningful & Safety Study (PASI) percent improvement at week 16 over baseline differences in safety or immunogenicity • 2-arm study of AVT02 administered via a pre-filled syringe • Completed enrollment in September 2019 Autoinjector PK Study 204 (PFS) either manually or via an autoinjector (AI) • Study met its primary objective in demonstrating • Primary endpoints: AUCinf, AUC0-t and Cmax bioequivalence of AVT02 administered via AI or PFS • Study of AVT02 to assess Real Life handling experience with Real-Life Autoinjector • Completed enrollment in January 2020 87 Autoinjector in RA patients Study • Study met its objectives associated with injection success • Primary endpoint: Injection success rate Switching Study to • Study to assess the impact of switching in patients with • Aligned with FDA on program requirements in September 2019 moderate-to-severe chronic plaque psoriasis • Study recruitment started in June 2020 support U.S. 568 • Study design meets expectations of FDA and is informed by • Completed enrollment in November 2020 Interchangeability the results of prior AVT02 studies • Positive Top-line Results for Switching Study Between Approval • Primary endpoints: Cmax 26-28, AUCtau-26-28 Proposed Biosimilar AVT02 and Humira® Source: Clinicaltrials.gov; Alvotech Management Estimates 50 1. Cmax = maximum observed drug concentration during a dosing interval; AUC0-t = area under the serum concentration time curve up to time t, where t is the last time point with concentrations above the lower limit of quantitation(LLOQ); AUCinf = area under the serum concentration time curve up to infinity ; Cmax 26-28 = maximum concentration over the dosing interval from Week 26 to Week 28 ; AUCtau-26-28 Area under the concentration time curve over the dosing interval from Week 26 to Week 28

AVT02: AVT02-GL-101 Pharmacokinetic (PK) Similarity Study Meets Primary And Secondary Objectives Study Design and Outcomes PK Similarity Top Line Results Primary Outcomes: › Bioequivalence criteria for all three PK parameters Cmax, AUC0-t and AUC0-inf for all pairwise comparisons were met confirming PK similarity of AVT02 with Humira® Secondary Outcomes: › AVT02 had an immunogenicity profile similar to that observed with Humira® › AVT02 was safe and well tolerated with similar safety profiles between ® The 90% CI was entirely contained within the equivalence margin cohorts and with Humira of 80% and 125% for each parameter, meeting objectives › Similar injection site pain observed with AVT02 and Humira® 51

AVT02: AVT02-GL-301 Comparative Clinical Efficacy & Safety Study Achieves 1 & 2 Endpoints Study Design and Top Line Conclusion Efficacy and Safety Outcome Data Percent improvement in PASI from baseline to Week 16 was therapeutically significant in both groups Similar safety profile between AVT02 and Humira AVT02 Humira Primary Outcomes Parameter N = 205 N =207 Efficacy, safety and immunogenicity of AVT02 and Humira were similar in patients with moderate to severe chronic PsO Patients with 1 TEAE; n (%) 92 (44.9) 91 (44.0) › AVT02 and Humira demonstrated therapeutic equivalence at Week 16 in Patients with 1 serious TEAE; n (%) 2 (1.0) 5 (2.4) percent improvement in PASI from baseline Patients with 1 TEAESI; n (%) 38 (18.5) 34 (16.4) Secondary Outcomes › AVT02 was safe and well-tolerated, with a similarly low frequency of local Injection site reaction; n (%) 34 (16.6) 33 (15.9) administration site reactions between AVT02 and Humira Death; n (%) 0 0 › Immunogenicity profiles between AVT02 and Humira were similar 52 1. PASI = Psoriasis Area and Severity Index; TEAE = treatment emergent adverse event; AESI = adverse event of special interest; PsO: plaque psoriasis

AVT02: Successful AVT02-GL-302 Switching Study Will Support Potential Approval As Interchangeable Product In the US Study Details › Parallel-group study to evaluate PK, efficacy, safety, and immunogenicity between patients undergoing repeated switches between Humira® and AVT02 › Study designed according to FDA input and is informed by the results of prior AVT02 studies 53 1. PASI = Psoriasis Area and Severity Index; TEAE = treatment emergent adverse event; AESI = adverse event of special interest; PsO: plaque psoriasis

AVT02: Competitive Landscape Overview Product information US Competitive Landscape EU Competitive Landscape AVT02 is one of the only biosimilars to Program Manufacturer Strength Marketer Approval Status Marketer Approval Status high concentration Humira® (6) Positive CHMP AVT02 Alvotech 100mg / mL Teva Deferred Action Stada AVT02 the only Opinion is proposed Amjevita®(3) Amgen 50mg / mL (3) Amgen Approved Amgen Marketed biosimilar 100mg / mL adalimumab to Hadlima®(4) Samsung 50mg / mL (2) Organon Approved Biogen Marketed have successfully conducted a Boehringer Boehringer Cyltezo® 50mg / mL Approved N/A switching study to Ingelheim Ingelheim demonstrate Kyowa Hakko Hulio® 50mg / mL Viatris Approved Viatris Marketed interchangeability(1) Kirin Co. Hyrimoz® Sandoz 50mg / mL Sandoz Approved Sandoz Marketed Abrilada®(5) Pfizer 50mg / mL Pfizer Approved N/A Approved CHS-1420 Coherus 50mg / mL Coherus FDA review N/A Yuflima® Celltrion 100mg / mL Celltrion FDA review Celltrion Marketed Idacio® Fresenius Kabi 50mg / mL Fresenius Kabi P3 Complete Fresenius Kabi Marketed 1. Based on public statements 54 2. Samsung Bioepis concluded in May 2021 a Phase 1 study for a 100 mg/ mL Adalimumab version (NCT04514796) 3. Approved as Amgevita by European Commission. Amgen recently initiated an additional trial (NCT05073315), a switching study utilizing 100 mg/ mL Adalimumab version, to support interchangeability 4. Approved as Imraldi by European Commission 5. Approved as Amsparity by European Commission. 6. Guidance for Industry; Manufacturing, Supply Chain, and Drug and Biological Product Inspections During COVID-19 Public Health Emergency Questions and Answers; Updated May 17, 2021

AVT04: Clinical Development Program Designed To Support Demonstration Of Biosimilarity ID: AVT04-GL-101 Description: PK Similarity Study in Healthy Male Volunteers, First Subject First Visit Q2 2021 To compare the pharmacokinetic, safety, tolerability, and immunogenicity profiles of AVT04 with EU-approved and US-licensed Objective(s) ® Stelara following a single s.c. injection in healthy subjects Primary Endpoint Body weight adjusted AUC0-inf ,and Cmax Design 3-arm, double-blind, single dose, parallel design for up to 17 weeks Treatment 45 mg by single s.c. injection of EU- Stelara® or US- Stelara® or AVT04 Sample Size 294 to be enrolled at three investigational centers, of which at least 30 Japanese subjects ID: AVT04-GL-301 Description: Confirmatory Efficacy and Safety Study in Psoriasis Patients, First Subject First Visit Q2 2021 To evaluate the therapeutic equivalence, and to compare the safety, tolerability, immunogenicity and steady-state Pharmacokinetics of Objective(s) ® ® AVT04 compared to EU-approved Stelara (EU-Stelara ) in the treatment of moderate to severe chronic plaque psoriasis. Primary Endpoint Percent improvement in PASI from Baseline to Week 12 2-arm, double-blinded, repeated dose, parallel design with a duration of 56 weeks. The study includes a re-randomization and single Design ® transition from EU-Stelara to AVT04. at Week 16. Treatment Match originator dosing paradigm Sample Size 528 to be enrolled in multicenter trial 55

AVT04: Competitive Landscape Overview AVT04 is one of few known SP2/0 Product information US EU cell line based program Program Developer Development Status Commercial Partner Commercial Partner No publicly disclosed FDA/EMA biosimilar submissions to date AVT04 Alvotech P3 (EU) Teva Stada Some competitors have limited biosimilar launch experience in ABP 654 Amgen P3 (Global) Amgen Amgen highly regulated markets Commercial partners yet be DMB-3115 Meiji P3 (US+ EU) Intas Intas to identified for all programs Amgen disclosed initiation of study CT-P43 Celltrion P3 (EU) Celltrion Celltrion to demonstrate interchangeability(1) FYB202 Formycon P3 (EU) Undisclosed Aristo Pharma SB17 Samsung Bioepis P3 (EU+ SK) Undisclosed Undisclosed BAT2206 Bio-Thera P3 (EU) Undisclosed Undisclosed BFI-751 BioFactura P1 (AUS+ NZ) Undisclosed Undisclosed 56 1. Amgen ABP 654 running a Phase 3 Global study (NCT04607980) and an Interchangeability study (NCT04761627)

Global Operating Footprint With Differentiated Biosimilar Capabilities R&D Focused Sites JULICH SITE Cell line, media, process, and functional assay development proficiency HANOVER SITE Expertise in glycoprotein characterization methods and analyses VIRGINIA SITE Regulatory, government affairs, and legal capabilities Manufacturing Facilities (with co-located R&D) REYKJAVIK SITE CHANGCHUN SITE (1) ZURICH SITE Pharmaceutical sciences China-oriented JV provides R&D Highly-experienced center of embedded with drug substance capabilities and manufacturing excellence for clinical and regulatory and product manufacturing capacity sciences 57 1. China facility owned within joint venture

CCht joint venture

Alvotech Well-Positioned In The Promising China Biosimilars Market Through Its China JV Access to the Second Largest Biopharma Market in the World JV Partner Overview › Alvotech formed a 50/50 JV with Changchun High and New › CCHT was established in 1993; Changchun Municipal People’s Technology Industry (“CCHT”) in September 2018 to enable the Government is one of the major shareholders of the company development, manufacture and commercialization of (~20%) Alvotech’s biosimilar portfolio in China—Listed on Shenzhen Stock Exchange (SZSE:000661); ~US$18Bn —As part of the agreement, a new state-of-the-art, jointly-owned market cap (2) biologics facility will be built in China—US$1.6Bn LTM sales with pharmaceuticals comprising ~90% of › In November 2020, Alvotech further enhanced its Chinese sales (3) footprint, announcing a commercial agreement with Yangtze—Has one of the biggest recombinant human growth hormone River (“YRPG”) manufacturing enterprises in Asia—Exclusive strategic partnership for the commercialization of › Founded in 1971, YRPG is a national pharmaceutical group eight biosimilar product candidates in China engaging in research and development, manufacturing and —Alvotech will be responsible for the development and supply of distribution with headquarters in Jiangsu, China the biosimilars (via its China JV) (1)—Top 3 Pharmaceutical Group in China—YRPG will be responsible for exclusive promotion and—Has more than 20 subsidiaries located in Beijing, Shanghai, distribution of products in China Nanjing and other major cities in mainland China—Alvotech is eligible to receive milestone payments linked to cumulative net sales (via its China JV) (1) Full suite of capabilities from pipeline development and manufacturing through commercialization to capitalize on growing and robust Chinese biosimilar market 59 1. Responsibilities and milestones available via Alvotech’s China JV, Alvotech and CCHT Biopharmaceutical Co. Ltd., which was formed with Changchun High and New Technology Industries (Group) Inc. 2. As of 11/16/2021 3. LTM sales as of 9/30/2021 and pharmaceutical sales as of CY2020

China JV Manufacturing Facility: Changchun MANUFACTURING SITE IN CHINA › Currently in facility construction phase with building certification to be completed mid-2022 › Broke ground in May 2020 with target engineering runs in late 2022 › Initial capacity will be designed for:—4 x 2,000L fed batch SUD reactors—2 x 1,000L perfusion SUD reactors › Total capacity: 10,000L production 60

Alvotech’s China Commercial Partner: Yangtze River Pharmaceutical Group YRPG Network & Infrastructure China Coverage Overview › YRPG has well-established distribution networks cover all districts nationally with more than 10,000 hospitals, 1,200 chain stores, and 20,000 retails, which account for ~80% of the overall pharma sales in China › YRPG also has ~58 products exported to more than 20 countries in Asia, Europe, Latin America, and Africa with more products approved for launch › Currently has more than 16,000 employees national-wide Distribution Channel Coverage 80% 12% 8% Public Hospital Retail Pharmacies Community-Oriented Primary Care 61

Carefully consider the following risk factors, among others that will be contained in (or incorporated by reference into) the proxy statement/prospectus, related to Alvotech’s business, reputation, financial condition, results of operations, revenue and the future prospects if the business combination is consummated. • Significant losses since inception and anticipation of losses over the near term. • Never generated any revenue from product sales and may never be profitable. • Alvotech’s current cash balance, combined with the pending $50mm equity investment from Alvogen, is sufficient to fund operations only into the first quarter of 2022 in the absence of additional funding. Substantial doubt exists as to the Company’s ability to continue as a going concern. • No assurance that any product candidates will receive regulatory approval on the expected timeline or at all. • Biosimilar product candidates may not meet regulatory authority requirements for approval as a biosimilar product or as an interchangeable product in any jurisdiction. • Regulatory approval processes are lengthy, time consuming and inherently unpredictable and may be delayed for reasons beyond our control, including, but not limited to, COVID-19 potentially resulting in delays in conducting FDA and other regulatory inspections of production facilities and, therefore, approval. • Substantial delays in analytical characterization and clinical studies or failure to demonstrate safety and efficacy of product candidates. Risk Factors • Successful or timely completion of clinical development may be prevented by regulatory inspection of clinical study operations or study sites or as a result of adverse events reported during a clinical trial. • Product candidates may cause undesirable side effects or have other properties that could result in significant negative consequences following marketing approval, if granted. • Other biosimilars may be approved and successfully commercialized before Alvotech’s product candidates. • Failure to obtain regulatory approval in any targeted regulatory jurisdiction. • Adverse events involving a reference product may adversely affect Alvotech’s business. • Inability to retain key members of management or recruit additional management, clinical and scientific personnel. • Reliance on third parties to conduct nonclinical and clinical studies and manufacture nonclinical and clinical supplies of product candidates and to store critical components of product candidates. • Dependence on third party collaborators for the commercialization of product candidates in certain major markets. • Adverse developments affecting the manufacturing operations of Alvotech’s product candidates. • May not realize the benefits expected through the CCHT joint venture. • Reliance on third parties requires Alvotech to share trade secrets, which increases the possibility that a competitor will discover them. • If approved, product candidates will face significant competition from the reference products and other pharmaceuticals approved for the same indication. • Rapidly technological changes in the industry. • Commercial success of any current or future product candidate will depend upon the degree of market acceptance. • Third-party claims of intellectual property infringement or claims of reference product exclusivity may prevent or delay development and commercialization efforts. • Potential involvement in lawsuits to protect or enforce Alvotech’s patents. • Inability to protect intellectual property rights throughout the world. • Failure to identify, develop or commercialize additional product candidates. • Healthcare legislative reform measures may have a material adverse effect. • Exposure to business, regulatory, political, operational, financial and economic risks associated with conducting business globally. • The ability to consummate the business combination, and the operations following the business combination, may be materially adversely affected by the recent coronavirus (COVID-19) pandemic. 62